Exhibit 10.131

AMENDMENT TO
CALIFORNIACARE MEDICAL SERVICES AGREEMENT
BETWEEN
BLUE CROSS OF CALIFORNIA
AND
PROSPECT MEDICAL GROUP

This Amendment to the CaliforniaCare Medical Services Agreement is entered into at Woodland Hills, Los Angeles County, California, and will be effective as of January 1, 2001 between Blue Cross of California and its Affiliates (“BLUE CROSS”) and Prospect Medical Group (“PARTICIPATING MEDICAL GROUP”).

RECITALS

A.           BLUE CROSS and PARTICIPATING MEDICAL GROUP have previously entered into a CaliforniaCare Medical Services Agreement, effective January 1, 1997, as may have been amended (“Agreement”).

B.             The parties now desire to amend the Agreement.

NOW, THEREFORE, IT IS AGREED:

1.               All references in the Agreement to the Department of Corporations and the Commissioner of Corporations shall hereafter mean the California Department of Managed Health Care and the Director of the California Department of Managed Health Care, respectively.

2.               The following Sections 2.09.1 and 2.37.1 are hereby added to Article II of the Agreement:

2.09.1                  “BLUE CROSS Services” means all CALIFORNIACARE Covered Medical Services which are designated in this Agreement or in the Division of Financial Responsibility as BLUE CROSS Services.

2.37.1                  “Mental Health Parity Services” means those mental health services related to the diagnosis and Medically Necessary treatment of “severe mental illnesses” and “serious emotional disturbances of a child,” as such terms are defined in Section 1374.72 of the California Health and Safety Code.

3.               Section 2.23 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Emergency” means a sudden onset of a medical condition manifesting itself by acute symptoms of sufficient severity (including, without limitation, sudden and unexpected severe pain) such that the patient may reasonably believe that the absence of immediate medical or psychiatric attention could reasonably result in any of the following:

A.           Placing the patient’s health in serious jeopardy,

B.             Serious impairment to bodily functions,

C.             Other serious medical or psychiatric consequences, or

D.            Serious and/or permanent dysfunction of any bodily organ or part.

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

4.               Section 2.42 of the Agreement is hereby deleted and replaced with the following:

“Operations Manual” means the CaliforniaCare PMG Operations Manual, as found on BLUE CROSS’ Internet web site at www.bluecrossca.com.

5.               Section 4.05C of the Agreement is hereby amended and replaced in its entirety with the following:

PARTICIPATING MEDICAL GROUP shall:

(1)          Make available to BLUE CROSS all minutes and notes from any and all Utilization Management Committees and/or activities which relate to Members.

(2)          Make available to BLUE CROSS upon request all composite Utilization Management data which include Members in the composite data set and provide such detail as is available regarding those Members.

(3)          Provide the BLUE CROSS Medical Director (or the Medical Director’s clinical designee) with a schedule designating the time and place of all Utilization Management Committee meetings that relate to Members, in order that he or she shall, in the Medical Director’s discretion, attend.  The BLUE CROSS Medical Director shall notify PARTICIPATING MEDICAL GROUP in advance of his or her attendance and shall not be excluded from any deliberation on activities related to Members.

(4)          Comply with all applicable laws and regulations concerning utilization management criteria and processes, including, without limitation, California Health and Safety Code Sections 1363.5 and 1367.01.

6.               Section 4.06 of the Agreement is hereby amended to add the following sentence to the beginning of such Section:

PARTICIPATING MEDICAL GROUP agrees to provide financial information to BLUE CROSS or its designated agent and to meet any other financial requirements that assist BLUE CROSS in maintaining the financial viability of its arrangements for the provision of health care services in the manner described in Section 1375.4 of the California Health and Safety Code and applicable regulations.

7.               Section 4.10A of the Agreement is hereby deleted in its entirety and replaced with the following:

To accept any and all Members who select PARTICIPATING MEDICAL GROUP until such time as PARTICIPATING MEDICAL GROUP shall have provided ninety (90) days prior written notice to BLUE CROSS that it has reached its maximum capacity as set forth in Section 16.08 herein, or that it anticipates reaching such maximum within ninety (90) days from the date of the notice to BLUE CROSS.  The maximum capacity of PARTICIPATING MEDICAL GROUP designated in Section 16.08 shall be reduced only upon ninety (90) days written notice to BLUE CROSS provided that PARTICIPATING MEDICAL GROUP demonstrates to BLUE CROSS’ reasonable satisfaction, that PARTICIPATING MEDICAL GROUP is unable to provide, due to overcapacity, Covered Medical Services to Members in accordance with BLUE CROSS guidelines as set forth in the Operations Manual and Medical Policy Guidelines, and PARTICIPATING MEDICAL GROUP has reached maximum capacity for all of its health maintenance organization members.  The parties acknowledge their understanding that enrollment from individual accounts, or changes in selection of PARTICIPATING MEDICAL GROUP by Members, are not entirely within the control of BLUE CROSS.  Nothing in this Section shall require that BLUE CROSS reassign any Members assigned to PARTICIPATING MEDICAL GROUP as of the effective date of the ninety (90) day notice referenced herein.

8.               Section 4.10E of the Agreement is hereby amended to add the following paragraph to the beginning of such Section:

BLUE CROSS will comply with all requirements of California Health and Safety Code Section 1395.6.  The BLUE CROSS Managed Care Network may be sold, leased, transferred or conveyed to Other Payors, which may include workers’ compensation insurers or automobile insurers.  BLUE CROSS will disclose upon initial signing of this Agreement and within 30 days of receipt of a written request from PARTICIPATING MEDICAL GROUP a summary of all Other Payors currently eligible to pay the negotiated rates under this Agreement as a result of their arrangement with BLUE CROSS.  BLUE CROSS requires such Other Payors to actively encourage Covered Persons to use network participating providers when obtaining medical care through the use of one or more of the following: reduced copayments, reduced deductibles, premium discounts directly attributable to the use of a participating provider, financial penalties directly attributable to the non-use of a participating provider, providing Covered Persons with the names, addresses and phone numbers of participating providers in advance of their selection of a health care provider through the use of provider directories, toll-free telephone numbers and internet web site addresses.  In the event BLUE CROSS enters into an arrangement with an Other Payor that does not require such active encouragement of the use of the BLUE CROSS Managed Care Network, PARTICIPATING MEDICAL GROUP shall be allowed to decline to provide services to such Other Payor.

9.               The following Section 4.14 is hereby added to Article IV of the Agreement:

4.14                           The parties agree that the financial risk provisions of this Agreement have been negotiated and agreed to by BLUE CROSS and PARTICIPATING MEDICAL GROUP.

10.         The following Sections 5.14.1 and 5.15.1 are hereby added to Article V of the Agreement:

5.14.1                  To disclose information to PARTICIPATING MEDICAL GROUP that enables PARTICIPATING MEDICAL GROUP to be informed regarding the financial risk assumed under this Agreement, as required in California Health and Safety Code Section 1375.4 and applicable regulations.

5.15.1                  To authorize and arrange for the provision of BLUE CROSS Services to Members for all new and renewing business.

11.         Section 7.01 shall be amended to read as follows:

Exhibits D, G, and G-1 (all incorporated by reference herein), set forth Capitation payments for new and renewing business.  The applicable Capitation payment for each Member assigned to PARTICIPATING MEDICAL GROUP, shall be paid monthly, prorated in accordance with Member eligibility.

Such Capitation payment shall be adjusted for Member age, sex and Benefit Agreement in accordance with age, sex and plan relativities that have been developed by BLUE CROSS based upon actuarial assumptions and BLUE CROSS’ utilization experience.  BLUE CROSS reserves the right to adjust such relativity factors, upon contract renewal, based upon BLUE CROSS’ experience.

Effective January 1 2001, BLUE CROSS shall increase Capitation rates in effect for 2000 for Durational Benefit Plans such as Plan “IC” (“Individual Durational”) and Plan “L4” (“Small Group Durational”) for PARTICIPATING MEDICAL GROUP by *** which rates shall remain in effect through December 31, 2001.

Effective January 1 2002, BLUE CROSS shall increase Capitation rates in effect for 2001 (excluding Durational Benefit Plans, AIM, CalKids, and non-commercial products such as Workers’ Compensation, Medi-Cal and Medicare Risk) for PARTICIPATING MEDICAL GROUP by *** which rates shall remain in effect through December 31, 2002.  Effective January 1, 2002, BLUE CROSS shall increase Capitation rates in effect for 2001 for Durational Benefit Plans such as Plan “IC” (“Individual Durational”) and Plan “L4” (“Small Group Durational”) for PARTICIPATING MEDICAL GROUP by *** which rates shall remain in effect through December 31, 2002.

Effective January 1 2003, BLUE CROSS shall increase Capitation rates in effect for 2002 (excluding Durational Benefit Plans, AIM, CalKids, and non-commercial products such as Workers’ Compensation, Medi-Cal and Medicare Risk) for PARTICIPATING MEDICAL GROUP by ***which rates shall remain in effect through December 31, 2003.  Effective January 1, 2003, BLUE CROSS shall increase Capitation rates in effect for 2002 for Durational Benefit Plans such as Plan “IC” (“Individual Durational”) and Plan “L4” (“Small Group Durational”) for PARTICIPATING MEDICAL GROUP by *** which rates shall remain in effect through December 31, 2003.

Effective January 1 2004, BLUE CROSS shall increase Capitation rates in effect for 2003 (excluding Durational Benefit Plans, AIM, CalKids, and non-commercial products such as Workers’ Compensation, Medi-Cal and Medicare Risk) for PARTICIPATING MEDICAL GROUP *** which rates shall remain in effect through December 31, 2004.  Effective January 1, 2004, BLUE CROSS shall increase Capitation rates in effect for 2003 for Durational Benefit Plans such as Plan “IC” (“Individual Durational”) and Plan “L4” (“Small Group Durational”) for PARTICIPATING MEDICAL GROUP by *** which rates shall remain in effect through December 31, 2004.

12.         The second paragraph of Section 9,04 of the Agreement is hereby deleted and replaced in its entirety with the following:

BLUE CROSS shall accrue Non-Capitated Expenses by each PARTICIPATING MEDICAL GROUP by the calendar year the services were incurred and paid through March 31st after year-end.  Beginning in year two (2) of this Agreement, any claims received after calculation of the final Non-Capitated Performance Settlement will be charged to the following year’s Non-Capitated Expenses.  Any Non-Capitated Service admissions, including, but not limited to, inpatient hospital, skilled nursing facility, hospice and alternative birthing center admissions that occur in one calendar year and extend into the next year shall accrue to the year the admission occurred.  Notwithstanding the aforementioned, any claims for Non-Capitated Services or Shared Risk Services (as defined in the CALIFORNIACARE Medical Services Agreement in effect for years prior to the Initial Term of this Agreement) paid after the March 31st immediately following the effective date hereof will be charged to the Non-Capitated Expense for the first calendar year, or portion thereof, of this Agreement.

13.         The third paragraph of Section 9.06B of the Agreement is hereby deleted and replaced in its entirety with the following:

Within one hundred eighty (180) days after the end of BLUE CROSS’ fiscal year, BLUE CROSS shall pay the Non-Capitated Performance Settlement if a Non-Capitated Performance Settlement amount is due to PARTICIPATING MEDICAL GROUP.

14.         The second paragraph of Section 10.01 of the Agreement is hereby deleted and replaced in its entirety with the following:

BLUE CROSS shall accrue OPDE for each PARTICIPATING MEDICAL GROUP by the calendar year the services were incurred and paid through March 31st after year-end.  Beginning in year two (2) of this Agreement, any claims received after calculation of the final Outpatient Prescription Drug Settlement will be charged to the following year’s OPDE.  Notwithstanding the aforementioned, any claims for outpatient prescription drug services incurred prior to the Initial Term of this Agreement paid after the March 31st immediately following the effective date hereof and if applicable, for subsequent years, will be charged to the OPDE for the first calendar year of this Agreement, or portion thereof.

15.         The second paragraph of Section 10.03 of the Agreement is hereby deleted and replaced in its entirety with the following:

The amount of the Outpatient Prescription Drug Settlement and Formulary utilization incentive will be based on the applicable PMPM Settlement calculation under Exhibit H multiplied by PARTICIPATING MEDICAL GROUP’s Member Months for Members with outpatient prescription drug benefits.  Within one hundred eighty (180) days after the end of BLUE CROSS’ fiscal year, BLUE CROSS will pay any Outpatient Prescription Drug Settlement that is due PARTICIPATING MEDICAL GROUP for the previous year.

16.         Section 13.01 of the Agreement is hereby deleted and replaced with the following

This Agreement shall be in effect for the period January 1, 2001 through December 31, 2004.  Unless written notice of intent not to renew or of intent to modify this Agreement is provided at least one hundred twenty (120) days prior to December 31, 2004, this Agreement shall renew upon the same terms and conditions for consecutive one year periods each year thereafter.

17.         Section II of Exhibit A of the Agreement is hereby deleted in its entirety and replaced with the following:

II.             Psychiatric Care Benefits

Care shall be provided for (i) short-term evaluation of the Member’s condition when such care is ordered by the attending PARTICIPATING MEDICAL GROUP Physician and (ii) the diagnosis and medically necessary treatment of “severe mental illnesses” and “serious emotional disturbances of a child” as such terms are defined in California Health and Safety Code Section 1374.72.  Co-payments and limitations are as set forth in the Member’s Benefit Agreement.  This care shall not include visits for psychoanalysis.

18.         Exhibit A(l) of the Agreement is hereby amended to delete in its entirety the categories of “Chemical Dependency Rehabilitation,” “Detoxification” and “Mental Health Services” and all provisions thereunder concerning financial responsibility for the professional and facility components thereof and to replace them with the following, respectively:

List of Benefits/Services	Capitation	Non- Capitated	BLUE CROSS

*CHEMICAL DEPENDENCY REHABILITATION
Inpatient Facility Component	***	***	***
Inpatient Professional Component
Mental Health Services (Parity and Non-Parity)	***	***	***
Non-Mental Health Services	***	***	***
Outpatient Facility Component	***	***	***
Outpatient Professional Component	***	***	***

DETOXIFICATION
Inpatient Facility Component	***	***	***
Professional Component
Mental Health Services (Parity and Non-Parity)	***	***	***
Non-Mental Health Services	***	***	***

MENTAL HEALTH SERVICES (PARITY & NON-PARITY)
* Inpatient Facility Component	***	***	***
* Inpatient Professional Component	***	***	***
* Outpatient Professional Component	***	***	***

19.         Exhibit F.  Exhibit F, Non-Capitated Performance Settlement Schedule, of the Agreement is hereby deleted and replaced in its entirety with Exhibit F(2), Non-Capitated Performance Settlement Schedule, attached hereto and incorporated herein by this reference.  All references in the Agreement to Exhibit F shall hereafter refer to such Exhibit F(2).

20.         Exhibit G, Section 11, Paragraph C of the Agreement is deleted in its entirety and is hereby replaced with the following:

PARTICIPATING MEDICAL GROUP may elect to receive advance Supplemental Capitation Payments prior to the time PARTICIPATING MEDICAL GROUP’s In-Network Utilization Factor is known, i.e., during the applicable calendar quarter.  However, if at the end of such calendar quarter, PARTICIPATING MEDICAL GROUP’s In-Network Utilization Factor is below 0.42, then BLUE CROSS shall have the right to set off the amount of advance Supplemental Capitation Payments made during such quarter from Capitation payments due PARTICIPATING MEDICAL GROUP in subsequent months.

Notwithstanding the above, after any quarterly adjustments are computed by BLUE CROSS, PARTICIPATING MEDICAL GROUP shall receive no less than sixty percent (60%) of Capitation rates, regardless of the In-Network Utilization Factor for PARTICIPATING MEDICAL.

21.         Exhibit H.  Exhibit H, Outpatient Prescription Drug Settlement Schedule, of the Agreement is hereby deleted and replaced in its entirety with Exhibit H(3), Outpatient Prescription Drug Settlement Schedule, attached hereto and incorporated herein by this reference.  All references in the Agreement to Exhibit H shall hereafter refer to such Exhibit H(3).

Upon acceptance of the parties, this Amendment, as of the date specified on page one hereof, shall become a part of this Agreement, and all provisions of the Agreement not specifically inconsistent herewith shall remain in full force and effect.

BLUE CROSS OF CALIFORNIA		PARTICIPATING MEDICAL GROUP

/s/ Barry Ford		/s/ Peter G. Goll
Signature		Signature

Barry Ford		Peter G. Goll
Print Name		Print Name

V.P. Network Services	3-30-01	Senior Vice President	2/28/01
Title	Date	Title	Date

EXHIBIT F(2)

NON-CAPITATED PERFORMANCE SETTLEMENT SCHEDULE

For Non-Capitated Medical Services

For BLUE CROSS PLUS and CaliforniaCare

Based on Plan C, $60,000 Stop Loss, Age/Sex Factor = 1.00 and Regional Factor = 1.00

Non-Capitated Performance Settlement Calculation Method:

1)              Identify the payment band that contains the PARTICIPATING MEDICAL GROUP’s Adjusted PMPM Non-Capitated Expense.

2)              Subtract the PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expense from the high value of the payment band

3)              Multiply the result from Step 2 by the multiplier column for the payment band

4)              Add the result from Step 3 to the minimum payment amount for the payment band to get the PMPM Non-Capitated Performance Settlement

5)              Multiply the PMPM Non-Capitated Performance Settlement from Step 4 by the PARTICIPATING MEDICAL GROUP’s Member Months to calculate the Non Capitated Performance Settlement

	Non-Capitated Expense Ranges
	(PMPM Non-Capitated Expense)
Payment Bands	Low	High	Multiplier	Minimum Payment Amount
1	***	***	0%	***
2	***	***	25%	***
3	***	****	40%	***
4	***	***	55%	***
5	***	***	65%	***
6	***	***	75%	***
7	***	***	65%	***
8	***	***	50%	***
9	***	***	40%	***
10	***	***	0%	***

* Attachment Point

Example of Non-Capitated Performance Settlement Calculation

Assume: PARTICIPATING MEDICAL GROUP has an PMPM Non-Capitated Expense of ***; and there are 100,000 member months

(1)                                  Identify the payment band that contains the PARTICIPATING MEDICAL GROUP’s Adjusted PMPM Non-Capitated Expense.

The PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expense of *** falls between the low and high values of payment band 7

(2)          Subtract the PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expense from the high value for the payment band.

***

(3)          Multiply the result from Step 2 by the multiplier for the payment band.

***

(4)          Add the result from Step 3 to the minimum payment amount for the payment band to get the PMPM Non-Capitated Performance Settlement.
*** PMPM Non-Capitated Performance Settlement

(5)          Multiply the PMPM Non-Capitated Performance Settlement from Step 4 by the PARTICIPATING MEDICAL GROUP’s Member Months to calculate the Non-Capitated                 Performance Settlement.

*** PMPM Non-Capitated Performance Settlement x 100,000 member months = *** Non-Capitated Performance Settlement

EXHIBIT H(3)

OUTPATIENT PRESCRIPTION DRUG SETTLEMENT SCHEDULE

PMPM Outpatient Prescription Drug Expense Target:      $11.29 PMPM

PMPM Expense Range	Settlement Calculation	PMPM Settlement Maximum
Greater than ***	***	***
*** to ***	(*** - PMPM OPDE) x 45%	***
*** to ***	(*** - PMPM OPDE) x 50%	***
Less than ***	*** PMPM	***

If PARTICIPATING MEDICAL GROUP’s PMPM OPDE is less than the OPDE Target, an additional $0.10 PMPM will be due to PARTICIPATING MEDICAL GROUP if PARTICIPATING MEDICAL GROUP’s Formulary utilization is equal to or greater than 95%.

Formulary Utilization:

Is the quotient of the number of prescriptions for Members with outpatient prescription drug benefits assigned to PARTICIPATING MEDICAL GROUP using drugs listed in the Blue Cross of California Outpatient Prescription Drug Formulary divided by the total number of prescriptions for Members with outpatient prescription drug benefits assigned to PARTICIPATING MEDICAL GROUP.

(Non-CAP)

2